UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of earliest event reported): December 15, 2021

NEW CONCEPT ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-08187	75-2399477
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1603 LBJ Freeway, Suite 300 Dallas, Texas		75234
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code 972-407-8400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.01	GBR	NYSE American

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company []

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

[]

1

Section 5 – Corporate Governance and Management

Item 5.07 - Submission of Matters to the Vote of Security Holders

On December 15, 2021, the Annual Meeting of Stockholders of New Concept Energy, Inc. (the “Company” or the “Registrant”) was called to be held, following a solicitation of proxies, pursuant to a Notice of Annual Meeting and related Proxy Statement, dated November 15, 2021, distributed in accordance with the requirements of Regulation 14A under the Exchange Act. On the record date of November 12, 2021, a total of 5,131,934 shares of Common Stock and 559 shares of Series B Preferred Stock were outstanding, with each share entitled to cast one vote.

At the meeting, proxies representing at least 3,208,105 shares (62.51% of the outstanding) appeared and were cast, thereby establishing a quorum present in person or by proxy. It was noted that, of the 5,131,934 outstanding shares of Common Stock, 3,717,832 shares are held in DTC/CEDE accounts.

At the Annual Meeting, which involved the election of directors, the following named persons received the number of votes cast for, against or withheld, as well as the number of abstentions (broker non-votes were not reported):

Name	No. of Votes For	Of Shares Voted, % For	No. of Votes Withheld	No. of Votes Abstained	Broker Non-Votes
Gene S. Bertcher	1,871,698	58.34%	6,468	-0-
Richard W. Humphrey	1,848,399	57.62%	29,787	-0-
Dan Locklear	1,869,181	58.26%	18,986	-0-
Cecelia Maynard	1,861,309	58.01%	16,867	-0-
Raymond D. Roberts, Sr.	1,822,843	56.82%	45,323	-0-

All of the nominees named above, each of which is currently a director of the Company, were elected at such Annual Meeting.

The second matter presented at the Annual Meeting was the ratification of the appointment of Swalm & Associates, P.C. as the independent registered public accounting firm for the Registrant for the fiscal year ending December 31, 2021, and any interim period. A total of 3,184,243 votes were cast FOR, 4,090 votes were cast AGAINST, and 19,772 votes ABSTAINED from voting with respect to such proposal. There were no broker non-votes. On the basis of such votes, the second proposal was approved.

The Annual Meeting of the Board of Directors was held on the following day, December 16, 2021. At such meeting, Gene S. Bertcher was reelected Chairman of the Board, President, Chief Executive Officer and Chief Financial Officer of the Company.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: December 17, 2021

NEW CONCEPT ENERGY, INC.

By:	/s/ Gene S. Bertcher
Gene S. Bertcher
Chairman of the Board, President,
Chief Executive Officer and Chief
Financial Officer